THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR (C) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S RIGHT IN THEIR SOLE DISCRETION PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO IT, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO IT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THIS SECURITY CEASES TO BE A RESTRICTED SECURITY UNDER RULE 144 OF THE SECURITIES ACT.

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

Common Stock Purchase Warrant Agreement

Representing Right To Purchase Class A Common Shares, par value $0.08 per share, of Central European Media Enterprises Ltd.

No. _

FOR VALUE RECEIVED, Central European Media Enterprises Ltd., a corporation formed under the laws of Bermuda (the "Issuer"), hereby certifies that [Name of Lender], or its registered assigns (the "Holder"), is entitled, subject to the provisions of this Warrant, to purchase from the Issuer, at any time or from time to time, subject to three (3) Business Days notice, during the Exercise Period (as hereinafter defined), up to[Insert Number]  shares (as such number of shares may be adjusted pursuant to Section 2 and/or 4.1 below, the "Warrant Shares") of class A common shares of the Issuer, par value $0.08 per share (the "Class A Common Stock"), at a price per share equal to the Exercise Price (as hereinafter defined). This Warrant is issued to the Holder (together with such other warrants as may be issued in exchange, transfer or replacement of this Warrant, the "Warrants") and entitles the Holder to purchase the Warrant Shares.

Section 1. Definitions. Terms used herein have the following respective meanings:

"Affiliate" shall mean, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

"Credit Agreement" shall mean the Senior Secured Credit Agreement, dated July 31, 2002, among CME Media Enterprise B.V., the Issuer, Central European Media Enterprises N.V. and the Lenders and Agent named therein, as such shall be amended or supplemented from time to time.

"Common Stock" shall mean and include collectively the Issuer's Class A Common Stock and its class B common shares, par value $0.08 per share.

"Date of Issuance" shall have the meaning ascribed to such term in Section 9 hereof.

"Distributions" shall have the meaning ascribed to such term in Section 4.1(c) hereof.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

"Exercise Period" shall mean the period of time beginning on the Date of Issuance and ending at 5:00 p.m. (New York City time) on June 15, 2004 (subject to any applicable law).

"Exercise Price" shall mean the average price of the shares on the over-the-counter market on the 26 trading days prior to July 31, 2002, which, for the avoidance of doubt is equal to $20.03 (as such Exercise Price may be adjusted pursuant to Section 4.1 below).

"Existing Stockholders" shall mean (A) each beneficial holder of the Issuer's class B common shares, per value $0.08 per share, on July 31, 2002, (B) family members of any of the foregoing, (C) trusts, the only beneficiaries of which are persons or entities described in clauses (A) and (B) above, and (D) partnerships, corporations, or limited liability companies which are controlled by the persons or entities described in clauses (A) and (B) above.

"Fair Market Value" shall mean, as of any date of determination, with respect to any class of equity security of the Issuer (including any equity security issuable upon exercise of any warrant (including the Warrants) or option to acquire such equity security), (x) if there is a Qualified Public Market for such class of equity security, the value determined pursuant to clause (i) or (ii) below of this definition or (y) if there is no such Qualified Public Market, the value determined pursuant to clause (iv) below of this definition:

(i) if such equity security is listed on a national securities exchange or admitted to unlisted trading privileges on such an exchange, the average last reported sale price of a share of such equity security over a 21-day period prior to the date of determination or if no such sale is made on any such day, the mean of the closing bid and asked prices for such day on such exchange; or

(ii) if such equity security is not so listed or admitted to unlisted trading privileges, the average mean of the last bid and asked prices reported for a share of such equity security over a 21-day period prior to the date of determination (A) by the National Association of Securities Dealers Automatic Quotation System or (B) if reports are unavailable under clause (A) above, by the National Quotation Bureau Incorporated; or

(iii) if such equity security is to be sold in a publicly underwritten offering, the price at which the securities are sold minus any actual underwriting discount paid, or

(iv) if such equity security is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the Fair Market Value for a share of such equity security shall be the Fair Market Value agreed to by the Board of Directors of the Issuer and the Required Holders; provided, however, if no such agreement is reached within thirty (30) days of the date on which the event for which the Fair Market Value is required to be determined occurs, then the "Fair Market Value" shall be determined as follows: the Issuer and the Required Holders shall each designate promptly in a written notice to the other its determination of the fair value of such property as of the applicable reference date, and the fair value of such property as of the applicable reference date shall then be determined by a nationally recognized independent appraiser (the "Independent Financial Expert") selected by the Required Holders from a group of three appraisers chosen by the Issuer and the Required Holders assuming an arm's-length private sale between a willing buyer and a willing seller, neither acting under compulsion. The determination by the Independent Financial Expert of the Fair Market Value shall be final and binding on the Issuer and all Holders. The costs and expenses of any such Independent Financial Expert making such valuation shall be paid by the Issuer.

"Independent Financial Expert" shall have the meaning provided in the definition of "Fair Market Value."

"Offering Price" shall have the meaning ascribed to such term in Section 4.1(b) hereof.

"Person" shall mean an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

"Qualified Public Market" shall mean, with respect to any class of Common Stock or other equity securities of the Issuer, an active trading market on a national securities exchange or over-the-counter market; provided that the aggregate market value of all such publicly held Common Stock or other equity securities of the Issuer is at least $10,000,000. A "Qualified Public Market" shall be deemed to exist if the financial parameters set forth in the immediately preceding sentence have been met for any class of Common Stock or such other equity securities for a period of 21 consecutive days.

"Required Holders" shall mean any holder or holders holding at least 51% of the outstanding warrants issued in connection with the Credit Agreement and warrant shares issuable upon exercises of such warrants.

"Rights" shall have the meaning ascribed to such term in Section 4.1(b) hereof.

"Securities Act" shall mean the Securities Act of 1933, as amended.

"Warrant Shares" shall have the meaning ascribed to such term in the first paragraph hereof.

"Warrants" shall have the meaning ascribed to such term in the first paragraph hereof.

Section 2. Exercise of Warrant; Cancellations of Warrant. This Warrant may be exercised in whole or in part, at any time or from time to time, during the Exercise Period, by presentation and surrender hereof to the Issuer at its principal office at the address set forth on the signature page hereof (or at such other address as the Issuer may after the date hereof notify the Holder in writing), or at the office of its transfer agent or warrant agent, if a warrant agent is appointed, with the Purchase Form annexed hereto duly executed and accompanied by either (at the option of the Holder) proper payment (i) in cash or certified or bank check, (ii) by canceling a portion of the indebtedness owed to the Holder under the Credit Agreement, (iii) by cancellation of a number of Warrant Shares or (iv) a combination thereof, in each case in an amount equal to the Exercise Price for the Warrant Shares for which this Warrant is being exercised.

Upon receipt by the Issuer of this Warrant and such Purchase Form, together with the Exercise Price for the Warrant Shares for which this Warrant is being exercised, the Holder shall be deemed to be the holder of record of the number of Warrant Shares specified in such Purchase Form, notwithstanding that the transfer books of the Issuer shall then be closed or that certificates (if any) representing the Warrant Shares shall not then be actually delivered to the Holder. The Issuer shall pay any and all documentary stamp or similar issue taxes payable in respect of the issue of the Warrant Shares. If this Warrant should be exercised in part only, the Issuer shall, upon surrender of this Warrant, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares issuable hereunder.

Section 3.1. Exchange, Transfer, Assignment or Loss of Warrant. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Issuer for other Warrants of different denominations, entitling the Holder to purchase in the aggregate the same number of Warrant Shares. The Holder of this Warrant shall be entitled, without obtaining the consent of the Issuer, to transfer or assign its interest in (and rights under) this Warrant in whole or in part to any Person or Persons, subject to applicable law. Upon surrender of this Warrant to the Issuer, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Issuer shall, without charge, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees named in such instrument of assignment and, if the Holder's entire interest is not being assigned, in the name of the Holder, and this Warrant shall promptly be cancelled. This Warrant may be divided or combined with other Warrants that carry the same rights upon presentation hereof at the office of the Issuer, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. Upon receipt by the Issuer of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Issuer shall execute and deliver a new Warrant of like tenor and date.

Section 3.2. Restrictions on Transfer. (a) Each certificate for any Warrant Shares issued upon the exercise of this Warrant, and each stock certificate issued upon the transfer of any such Warrant Shares (except as otherwise permitted by this Section 3.2(a)), shall be stamped or otherwise imprinted with a legend substantially in the form of the legend on the face of this Warrant.

Each Warrant Certificate issued in substitution for any Warrant Certificate pursuant to Section 3.1 hereof and each Warrant Certificate issued upon the transfer of any Warrant (except as otherwise permitted by this Section 3.2) shall be stamped or otherwise imprinted with a legend substantially in the form of the legend on the face of this Warrant.

(b) The restrictions imposed by this Section 3.2 upon the transferability of Warrants and Warrant Shares shall apply as to this Warrant and any Warrant Shares until (a) such securities shall have been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering such securities, or (b) such time as, in the reasonable opinion of counsel for the Holder thereof, such restrictions are not required in order to comply with the Securities Act. Whenever such restrictions shall terminate as to any Warrants or Warrant Shares, the holder thereof shall be entitled to receive from the Issuer, without expense, new certificates of like tenor not bearing the restrictive legends set forth in this Section 3.2.

Section 4.1. Adjustment of Number and Exercise Price of Warrant Shares. The number of Warrant Shares purchasable pursuant hereto and the Exercise Price thereof shall be subject to adjustment from time to time on and after the Date of Issuance as hereinafter provided in this Section 4.1.

(a) In case the Issuer shall at any time after the Date of Issuance (i) declare or pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue any shares of its capital stock or other assets in a reclassification or reorganization of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Issuer is the continuing entity), (A) the securities purchasable pursuant hereto shall be adjusted to the number of Warrant Shares and amount of any other securities, cash or other property of the Issuer that the Holder would have owned or have been entitled to receive and (B) the Exercise Price shall be adjusted to as price the Holder would have paid or would have been required to pay, in each case after the happening of any of the events described above, had this Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this paragraph (a) shall become effective immediately after the effective date of such event, retroactive to the record date, if any, for such event. Any Warrant Shares purchasable as a result of such adjustment shall not be issued prior to the effective date of such event.

(b) In case the Issuer shall issue shares of its Common Stock or issue rights, options or warrants to subscribe for or purchase, or other securities exchangeable for or convertible into, shares of its Common Stock (any such rights, options, warrants or other securities being herein called "Rights") (excluding (i) shares issued in a transaction covered by Section 4.1(a) hereof, (ii) shares issued upon conversion, exercise, or exchange of Rights issued after the date hereof (provided that appropriate adjustments were made hereunder upon the issuance of such Rights), (iii) shares issued pursuant to Rights existing on the Date of Issuance, (iv) the Warrants and any Warrant Shares issued on exercise thereof, (v) any equity securities of the Issuer issued pursuant to employee compensation or stock option plans, (vi) any equity securities issued in connection with a bona fide acquisition, merger, combination or other similar transaction or series of transactions with any Person other than an Affiliate (provided that such transaction has been approved by a majority of the independent members of the Issuer's Board of Directors) and (vii) any equity securities issued in connection with a rights offering (provided that the issuance price of the shares included in such rights offering shall not be more than 5% below the averaged shares price of the Common Stock for the ten (10) trading days prior to the announcement of such rights offering)) at an issuance, subscription, offering, exercise or conversion price (the "Offering Price") per share that is lower than the Fair Market Value on the date of such issuance or grant, whether or not such Rights are immediately exercisable or convertible, (A) the number of Warrant Shares shall be determined by multiplying the number of Warrant Shares immediately prior to any adjustment in connection with such issuance or grant by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding (exclusive of any treasury shares) immediately prior to the date of issuance or grant of such shares of Common Stock or Rights (assuming that all shares of Common Stock into which all outstanding rights, options, warrants and convertible securities excluding the Rights are exercisable or convertible are outstanding) plus the number of additional shares of Common Stock issued and the number of shares of Common Stock that would be issued upon exercise of the Rights, and the denominator of which shall be the number of shares of Common Stock outstanding (exclusive of any treasury shares) immediately prior to the date of issuance or grant of such Common Stock or Rights (assuming that all shares of Common Stock into which all outstanding rights, options, warrants and convertible securities excluding the Rights are exercisable or convertible are outstanding) plus the number of shares which the aggregate Offering Price (as defined below) of the total number of shares of Common Stock so offered would purchase at the Fair Market Value on the date of such issuance or grant and (B) the Exercise Price shall be determined by multiplying the number of Warrant Shares immediately prior to any adjustment in connection with such issuance or grant by the Exercise Price immediately prior to such adjustment or grant and dividing the product thereof by the number of Warrant Shares immediately after such adjustment or grant; provided that to the extent any such Rights so issued expire or are cancelled or redeemed without having been exercised or converted, the number of Warrant Shares issuable hereunder and the Exercise Price thereof shall again be adjusted to reflect such expiration, cancellation or redemption of such Rights. Such adjustments shall be made whenever such shares of Common Stock or Rights are issued, granted or expire. For purposes of this paragraph (b), the "Offering Price" per share of Common Stock shall in the case of Rights be determined by dividing (x) the total amount received or receivable by the Issuer in consideration of the issuance of such Rights plus the total consideration payable to the Issuer upon exercise thereof by (y) the total number of shares of Common Stock covered by such Rights.

(c) In case the Issuer shall distribute to any holder of its shares of Common Stock or rights, options, warrants to subscribe for or purchase, or other securities exchangeable for or convertible into, shares of Common Stock, evidences of its indebtedness or assets (including securities and cash dividends), but excluding dividends or distributions referred to in paragraph (a) above or Rights or other securities referred to in paragraph (b) above (collectively, "Distributions"), then (A) the number of Warrant Shares issuable hereunder after any such Distribution shall be determined by multiplying the number of Warrant Shares by a fraction, the numerator of which shall be the Fair Market Value of one share of Common Stock on the record date for such Distribution, and the denominator of which shall be such Fair Market Value, less the then fair market value (as reasonably determined in good faith by the Board of Directors of the Issuer) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock and (B) the Exercise Price after any such Distribution shall be determined by multiplying the number of Warrant Shares immediately prior to such Distribution by the Exercise Price immediately prior to such Distribution and dividing the product thereof by the number of Warrant Shares immediately after such Distribution. Such adjustments shall be made successively whenever any such Distribution is made and shall become effective on the date of distribution retroactive to the record date for the determination of stockholders entitled to receive such Distribution. In the event that the Required Holders disagree with the Issuer's determination of the fair market value of any assets or evidences of indebtedness pursuant to this Section 4.1(c), then such fair market value shall be determined by an Independent Financial Expert selected by the Required Holders and the Issuer in accordance with the procedure set forth in the first sentence of clause (iii) of the definition of "Fair Market Value." The Issuer shall bear the costs of the Independent Financial Expert.

(d) For the purpose of this Section 4.1 and Section 4.2 hereof, the term "shares of Common Stock" shall mean (i) the classes of stock designated as the Common Stock of the Issuer as of the date hereof, (ii) any other class of stock resulting from successive changes or reclassifications of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value, or (iii) any other capital stock of the Issuer that is not by its terms restricted in amount or timing to the entitlement to dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Issuer. In the event that at any time, as a result of an adjustment made pursuant to this Section 4.1, the Holder shall become entitled to receive any securities of the Issuer other than shares of Common Stock, thereafter the number and exercise price of such other securities so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares and Exercise Price contained in this Section 4.

Section 4.2. Reorganization, Merger, etc. If any capital reorganization, reclassification or similar transaction involving the capital stock of the Issuer (other than as specified in Section 4.1(a) hereof), any consolidation, merger or business combination of the Issuer with another corporation, or the sale or conveyance of all or any substantial part of its assets to another corporation, shall be effected in such a way that holders of the shares of Common Stock shall be entitled to receive stock, securities or assets (including, without limitation, cash) with respect to or in exchange for shares of the Common Stock, then, prior to and as a condition of such reorganization, reclassification, similar transaction, consolidation, merger, business combination, sale or conveyance, lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to purchase at an exercise price, subject to adjustment, equivalent to the Exercise Price immediately theretofore payable upon the exercise of the rights represented hereby and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the Warrant Shares of the Issuer immediately theretofore purchasable and receivable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding Warrant Shares equal to the number of Warrant Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such Warrants been exercised immediately prior to such transaction. The Issuer shall not effect any such consolidation, merger, business combination, sale or conveyance unless prior to or simultaneously with the consummation thereof the survivor or successor corporation (if other than the Issuer) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and sent to each registered Holder the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to receive.

Section 4.3. Other Events. If any event occurs as to which the foregoing provisions of Section 4.1 or 4.2 are not strictly applicable or, if strictly applicable, would not, in the good faith judgment of the Board of Directors of the Issuer, fairly and adequately protect the purchase rights represented by the Warrants in accordance with the essential intent and principles of such provisions, then such Board of Directors shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary, in the good faith opinion of such Board of Directors, to protect such purchase rights as aforesaid.

Section 4.4. Statement on Warrant Certificates. Irrespective of any adjustments in the Exercise Price or the number or kind of Warrant Shares, this Warrant may continue to express the same price and number and kind of shares as are stated on the front page hereof.

Section 4.5. Exceptions to Adjustments. Anything herein to the contrary notwithstanding, the Issuer shall not be required to make any adjustment unless such adjustment would require an increase or decrease of at least two (2) percent of the Exercise Price or the number of Warrant Shares; provided, however, that any adjustments which by reason of this Section 4.5 are not required to be made shall be carried forward and taken into account in making subsequent adjustments, all calculations under this Section 4.5 shall be made to the nearest cent.

Section 4.6. Treasury Shares. The number of shares of the Common Stock outstanding at any time shall not include shares owned or held by or for the account of the Issuer or any of its subsidiaries, and the disposition of any such shares shall be considered an issue or sale of the Common Stock for the purposes of this Section 4.

Section 4.7. Adjustment Notices to Holder. Upon any increase or decrease in the number of Warrant Shares purchasable or the Exercise Price payable upon the exercise of this Warrant, the Issuer shall, within 15 days thereafter, deliver written notice thereof to the Holder, which notice shall state the increased or decreased number of Warrant Shares purchasable or the Exercise Price payable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based. Such notice shall also contain a certificate of the Issuer's independent public accountants as to the correctness of such adjustments and calculations and to the effect that such adjustments and calculations have been made in accordance with the terms hereof. If the Issuer shall fail to so timely deliver any notice required pursuant to this Section 4.7, the Exercise Period shall be extended until the Holder shall have received the proper notification under this Section 4.7.

Section 5.1. Special Covenants of the Issuer. The Issuer covenants and agrees that until all Warrants have been exercised in full:

(a) The Issuer will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, directly or indirectly avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against dilution or other impairment. Without limiting the generality of the foregoing, the Issuer (i) will not increase the par value of any shares of stock receivable upon the exercise of the Warrants above the Exercise Price payable therefor upon such exercise, and (ii) will take all such action as may be necessary or appropriate in order that the Issuer may validly and legally issue fully paid and non-assessable shares of stock upon the exercise of all Warrants from time to time outstanding (including as a result of a reduction in the purchase price pursuant to the terms hereof).

(b) If any Warrant Shares required to be reserved for the purposes of exercise of this Warrant require registration with or approval of any governmental authority under any federal law (other than the Securities Act) or under any state law (other than state securities laws) before such Warrant Shares may be issued upon exercise of this Warrant, the Issuer will, at its expense, as expeditiously as possible use its commercially reasonable efforts to cause such Warrant Shares to be duly registered or approved, as the case may be.

(c) The Company shall at all time comply with the terms to the Registration Rights Agreement, dated July 31, 2002 among the Company and the other parties named therein.

Section 5.2. Pro Rata Purchase. If at any time the Issuer or any of its Affiliates shall offer to purchase shares of Common Stock from all of the Issuer's then existing shareholders, the Issuer shall make each offer pro rata to all holders of outstanding Warrant Shares and Warrants, and any purchase shall be allocated pro rata among the holders of Warrant Shares and Warrants accepting the offer to purchase.

Section 6. Notification by the Issuer. In case at any time:

(i) the Issuer shall declare any dividend or make any distribution upon its Common Stock or any other class of its capital stock; or

(ii) the Issuer shall offer for subscription pro rata to the holders of its Common Stock or any other class of its capital stock any additional shares of stock of any class or any other securities convertible into or exchangeable for shares of stock or any rights or options to subscribe thereto; or

(iii) the Board of Directors of the Issuer shall authorize any capital reorganization, reclassification or similar transaction involving the capital stock of the Issuer, or a sale or conveyance of all or a substantial part of the assets of the Issuer, or a consolidation, merger or business combination of the Issuer with another Person; or

(iv) actions or proceedings shall be authorized or commenced for a voluntary or involuntary dissolution, liquidation or winding-up of the Issuer;

then, in any one or more of such cases, the Issuer shall give written notice to the Holder, at the earliest time legally practicable (and not less than 20 days before any record date or other date set for definitive action) of the date on which (A) the books of the Issuer shall close or a record shall be taken for such dividend, distribution or subscription rights or options or (B) such reorganization, reclassification, sale, conveyance, consolidation, merger, dissolution, liquidation or winding-up shall take place or be voted on by stockholders of the Issuer, as the case may be. Such notice shall also specify the date as of which the holders of the Common Stock of record shall participate in said dividend, distribution, subscription rights or options or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, sale, conveyance, consolidation, merger, dissolution, liquidation or winding-up, as the case may be. If the action in question or the record date is subject to the effectiveness of a registration statement under the Securities Act or to a favorable vote of stockholders, the notice required by this Section 6 shall so state.

Section 7. No Voting Rights; Limitations of Liability. Prior to exercise, this Warrant will not entitle the Holder to any voting rights or other rights as a stockholder of the Issuer. No provision hereof, in the absence of affirmative action by the Holder to purchase Common Stock, and no enumeration herein of the rights or privileges of the Holder shall give rise to any liability of the Holder for the purchase price of Common Stock acquirable by exercise hereof or as a stockholder of the Issuer.

Section 8. Date of Issuance. The date the Issuer initially issues this Warrant will be deemed to be the "Date of Issuance" hereof and of each new Warrant issued in exchange, transfer or replacement hereof, regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued.

Section 9. Amendment and Waiver. (a) No failure or delay of the Holder in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. The provisions of this Warrant may be amended, modified or waived with (and only with) the written consent of the Issuer and the Required Holders.

(b) Any such amendment, modification or waiver effected pursuant to this Section 9 shall be binding upon the Holders of all Warrants and Warrant Shares, upon each future holder thereof, upon the Issuer and its stockholders. In the event of any such amendment, modification or waiver, the Issuer shall give prompt written notice thereof to all Holders and, if appropriate, notation thereof shall be made on all Warrants thereafter surrendered for registration of transfer or exchange.

(c) No notice or demand on the Issuer in any case shall entitle the Issuer to any other or further notice or demand in similar or other circumstances.

Section 10. No Fractional Warrant Shares. The Issuer shall not be required to issue stock certificates representing fractions of Warrant Shares, but may at its option in respect of any final fraction of a Warrant Share make a payment in cash based on the then current market price of the Common Stock (as determined in accordance with Section 4.1(c) hereof) after giving effect to the full exercise or conversion of the Warrants.

Section 11. Reservation of Warrant Shares. The Issuer will authorize, reserve and keep available at all times, free from preemptive rights, sufficient authorized but unallocated capital to satisfy the requirements of this Warrant and any other outstanding Warrants.

Section 12. Notices. All notices, requests, consents and other communications hereunder shall be in writing (including, telegraphic, telex, facsimile or cable communication) and delivered, mailed, telegraphed, telexed, telecopied or cabled:

(i) if to the Holder, to its address as set forth in records of the Issuer or the warrant agent, if a warrant agent is appointed; and

(ii) if to the Issuer, to CME Media Enterprises B.V., Aldwych House, 71-91 Aldwych, London WC2B 4HN, London, Telecopier No.:44 20 7430 5403, Attention: General Counsel or at such other address as may have been furnished to the Holder in writing by the Issuer.

All such notices and communications shall, when mailed, telegraphed, telexed, facsimiled, or cabled or sent by overnight courier, be effective three business days after such notice or communication is deposited in the mails, certified, return receipt requested, when delivered to the telegraph company, cable company or one day following delivery to an overnight courier, as the case may be, or sent by telex or facsimile device; provided that any such notice that is received within three business days shall, notwithstanding the foregoing, be effective when actually received.

Section 13. Headings. The headings of the Sections and subsections of this Warrant are inserted for convenience only and shall not be deemed to constitute a part of this Warrant.

Section 14. Governing Law; Consent to Jurisdiction. THIS WARRANT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK. If any action or proceeding shall be brought by the Holder in order to enforce any right or obligation in respect of this Warrant, the Issuer hereby consents and will submit to the non-exclusive jurisdiction of any state or federal court of competent jurisdiction sitting within the area comprising the Southern District of New York on the date of this Warrant, and agrees that venue will be proper in any such court.

Section 15. Binding Effect. The terms and provisions of this Warrant shall inure to the benefit of the original Holder and its successors and assigns and shall be binding upon the Issuer and its successors and assigns, including, without limitation, any Person succeeding to the Issuer by merger, consolidation or acquisition of all or substantially all of the Issuer's assets.

IN WITNESS WHEREOF, the seal of the Issuer and the signature of its duly authorized officer have been affixed hereto as of ___________, 200_.

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD

By_______________________
Name:
Title:

Attest:_______________

PURCHASE FORM

Dated _________,

The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing ____ shares of the Class A Common Stock issuable hereunder and hereby makes payment [of $_______ in payment of the exercise price thereof] / [by cancellation of $________ aggregate principal amount of indebtedness owed to the Holder under the Credit Agreement] / [by cancellation of _____________ Warrant Shares based on the Warrant having a Fair Market Value equal to the Exercise Price for the Warrant Shares being purchased pursuant to this Purchase Form].

The undersigned hereby represents and warrants that the undersigned is an "accredited investor" within the meaning of Rule 501 of Regulation D of the Securities Act of 1933, as amended.

______________

INSTRUCTIONS FOR REGISTRATION OF
CLASS A COMMON STOCK

Name ________________________________________________________
(Please typewrite or print in block letters)

Address ______________________________________________________

Signature _______________________________________________

ASSIGNMENT FORM

FOR VALUE RECEIVED, ________________________________ hereby sells, assigns and transfers unto

Name ________________________________________________________
(Please typewrite or print in block letters)

Address ______________________________________________________

its right to purchase ___ shares of Class A Common Stock represented by this Warrant and does hereby irrevocably constitute and appoint __________, to transfer the same on the books of the Issuer, with full power of substitution in the premises.

Date: ___________________

Signature __________________